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                                                                EXHIBIT 99.2
                       CLAREMONT TECHNOLOGY GROUP, INC.

PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



        The undersigned shareholder of Claremont Technology Group, Inc., an Oregon corporation (the "Company"), hereby appoints Jerry L. Stone and Stephen
M. Carson, or either of them, with full power of substitution in each, as proxies to cast all votes which the undersigned shareholder is entitled to cast at the Special Meeting of Shareholders (the "Special Meeting") to be held at 10:00 a.m. local time, on Thursday, July 16, 1998 at 1600 N.W. Compton Drive, Beaverton, Oregon 97006, and any adjournments or postponements thereof upon the matters listed herein.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. UNLESS DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS AS TO OTHER MATTERS. The undersigned hereby acknowledges receipt of the Company's Proxy Statement and hereby revokes any proxy or proxies previously given.

         (CONTINUED, AND TO BE SIGNED AND DATED ON THE REVERSE SIDE)

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                                                                                                                Please mark    /X/
                                                                                                                your votes as
                                                                                                                indicated in
                                                                                                                this example

                                                            FOR   AGAINST   ABSTAIN
1.  Approval and adoption of the Agreement and              / /     / /       / /     PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
    Plan of Merger, dated as of April 8, 1998, by                                     TODAY, USING THE ENCLOSED ENVELOPE.
    and among the Company, Complete Business Solutions,
    Inc., a Michigan corporation ("CBSI"), and CBSI                                   Please sign below exactly as your name
    Acquisition Corp. III, an Oregon corporation and                                  appears on this Proxy Card.  If shares are
    a wholly owned subsidiary of CBSI ("Merger Sub"),                                 registered in more than one name, the
    and approval of the merger of Merger Sub into the                                 signatures of all such persons are required.
    Company.                                                                          A corporation should sign in its full
                                                                                      corporate name by a duly authorized officer,
2.  In their discretion, the proxies are authorized to vote upon such other matters   stating his/her title.  Trustees, guardians,
    as may properly come before the meeting or any adjournments or postponements      executors and administrators should sign in
    thereof.                                                                          their official capacity, giving their full
                                                                                      title as such.  If a partnership, please sign
                                                                                      in the partnership name by authorized
                                                                                      person(s).

                                                                                      If you receive more than one Proxy Card,
                                                                                      please sign and return all such cards in the
                                                                                      accompanying envelope.



TYPE OR PRINTED NAME(S) __________________________ AUTHORIZED SIGNATURE ___________________________
TITLE OR AUTHORITY, IF APPLICABLE ____________________________ DATE __________________

NOTE: Please sign as name appears hereon. Joint owners should each sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
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